Household Finance Corporation
Household Revolving Home Equity Loan Trust 1996-2
          Revolving Home Equity Loan Asset Backed
                     Certificates - Series 1996-2
 P & S Agreement Date:           November 1, 1996
  Original Settlement Date:          November 26,
                                             1996
         Series Number of Class A-1 Certificates:
                                        441919AK3

  Original Sale Balance:             $776,373,000



Servicer Certificate (Page 1 of 3)

Distribution Date:                                      02/22/99

Investor Certificateholder Floating Allocation            95.28%
Percentage
Investor Certificateholder Fixed Allocation               97.32%
Percentage

Aggregate Amount of  Collections                   19,857,546.43
     Aggregate Amount of  Interest Collections      4,400,039.32
     Aggregate Amount of  Principal Collections    15,457,507.11

Class A Interest Collections                        4,192,297.09
Class A Principal Collections                      14,739,600.90
Seller Interest Collections                           207,742.23
Seller Principal Collections                          717,906.21

Weighted Average Loan Rate                                13.09%
Net Loan Rate                                             12.09%

Weighted Average Maximum Loan Rate                        18.82%

Class A-1 Certificate Rate                               5.0975%
Maximum Investor Certificate Rate                       12.0900%
Class A-1 Certificate Interest Distributed          1,817,878.29
Class A-1 Investor Certificate Interest Shortfall           0.00
before Draw
Unpaid Class A-1 Certificate Interest Shortfall             0.00
Received
Unpaid Class A-1 Certificate Interest Shortfall             0.00
Remaining
Unpaid Class A-1 Carryover Interest Amount                  0.00









Maximum Principal Dist. Amount (MPDA)              15,042,967.68
Alternative Principal Dist. Amount (APDA)          14,739,600.90
Rapid Amortization Period? (Y=1, N=0)                       0.00
Scheduled Principal  Distribution Amount (SPDA)    14,739,600.90

Principal  allocable to Class A-1                  14,739,600.90

SPDA deposited to Funding Account                           0.00
Subsequent Funding Mortgage Loans Purchased in              0.00
Period
Cumulative Subsequent Funding Mortgage Loans      135,722,113.20
Purchased


Accelerated Principal Distribution Amount                   0.00

APDA allocable to Class A-1                                 0.00


Reimbursement to Credit Enhancer                            0.00

Spread Trigger hit?                                           No
Loss Trigger hit?                                             No

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss         398,145.59
Amount


Cumulative Investor Liquidation Loss Amount           398,145.59

Total Principal allocable to A-1                   15,137,746.49


Beginning Class A-1 Certificate Principal Balance 389,041,677.14

Ending Class A-1 Certificate Principal Balance    373,903,930.65




Pool Factor (PF)                                       0.4816035

Servicer Certificate (Page 2 of  3)

Distribution Date:                                      02/22/99

Retransfer Deposit Amount (non 2.07 transfers)              0.00
Servicing Fees Distributed                            327,519.23
Beg. Accrued and Unpaid Inv. Servicing Fees                 0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd               0.00
End. Accrued and Unpaid Inv. Servicing Fees                 0.00

Number of Mortgage Loans Retransferred pursuant                0
to 2.07
Cumulative Number of Mortgage Loans Retransferred              0
pursuant to 2.07
Mortgage Loans Retransferred pursuant to 2.07 ($)           0.00
Cumulative Mortgage Loans Retransferred pursuant            0.00
to 2.07 ($)

Aggregate Investor Liquidation Loss Amount            398,145.59
Investor Loss Reduction Amount                              0.00

Beginning Pool Balance                            412,498,678.63
Ending Pool Balance                               397,338,031.25
Beginning Invested Amount                         393,023,081.14
Ending Invested Amount                            377,885,334.65
Beginning Seller Principal Balance                 19,475,597.49
Ending Seller Principal Balance                    19,452,696.60
Additional Balances                                   717,906.21

Beginning Funding Account Balance                           0.00
Ending Funding Account Balance                              0.00
Ending Funding Account Balance % (before any               0.00%
purchase of Subsequent Loans or release to
Certs.)
Ending Funding Account Balance % (after purchase           0.00%
of Subsequent Loans or release to Certs.)
Principal Balance of Subsequent Funding Loans              $0.00
Purchased in Period
Principal Collections to purchase Additional               $0.00
Balances and/or paid to Cert.

Investment Earnings on Funding Account                     $0.00

Excess Funding Amount                                      $0.00







Beginning Spread Account Balance                    2,786,983.00
Ending Spread Account Balance                       2,786,983.00

Beginning Seller Interest                                  4.72%
Ending Seller's Interest                                   4.90%

Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts
     Trust Balance                                         1,028
   60 - 89 days (Del Stat 2)                       34,195,887.67
     No. of Accounts                                         289
     Trust Balance                                  9,365,160.34
   90+ (Del Stat 3+)
     No. of Accounts                                         517
     Trust Balance                                 16,924,529.84
   REO
     No. of Accounts                                          87
     Trust Balance                                  3,136,849.50

Rapid Amortization Event ?                                    No
   Failure to make payment within 5 Business Days             No
of Required Date ?
   Failure to perform covenant relating to                    No
Trust's Security Interest ?
   Failure to perform other covenants as                      No
described in the Agreement ?
   Breach of Representation or Warranty ?                     No
   Bankruptcy, Insolvency or Receivership                     No
relating to Seller ?
   Subject to Investment Company Act of 1940                  No
Regulation ?
   Servicing Termination ?                                    No
   Aggregate of Credit Enhancement Draw Amounts               No
exceed 1% of the Cut-off Balance and Pre-Funded
Amount

Servicer Certificate (Page 3 of  3)

Distribution Date:                                      02/22/99

Event of Default ?                                            No
   Failure by Servicer to make payment within 5               No
Bus. Days of Required Date ?
   Failure by Servicer to perform covenant                    No
relating to Trust's Security Interest ?
   Failure by Servicer to perform other covenants             No
as described in the Agreement?
   Bankruptcy, Insolvency or Receivership                     No
relating to Master Servicer ?
   Trigger Event ?                                            No

Policy Fee Distributed to Credit Enhancer (Paid              N/A
directly from HFC)
Premium Distributed to Credit Enhancer                      0.00
Amount Distributed to Seller                          925,648.44
Master Servicer Credit Facility Amount                      0.00
Guaranteed Principal Distribution Amount                    0.00
Credit Enhancement Draw Amount                              0.00
Spread Account Draw Amount                                  0.00
Capitalized Interest Account Draw                           0.00
Amount re-imbursed to Credit Enhancer                       0.00
(5.01(a)(vi))
Amount paid to Trustee                                      0.00
Cumulative Draw under Policy                                0.00
Net Yield                                                  5.03%


Total  Available Funds
     Aggregate Amount of Collections               19,857,546.43
     Deposit for principal not used to purchase             0.00
subsequent loans
     Interest Earnings on the Funding Account               0.00

     Total                                         19,857,546.43


Application of Available Funds
     Servicing Fee                                    327,519.23
     Prinicpal and Interest to Class A-1           16,955,624.78

     Seller's portion of Principal and Interest       925,648.44
     Funds deposited into Funding Account (Net)             0.00
     Funds deposited into Spread  Account                   0.00
     Excess funds released to Seller                1,648,753.98
     Total                                         19,857,546.43


* As a result of the merger with Beneficial, Household has adopted Beneficial's charge-off policy relating to real estate secured receivables. This has resulted in lower net realized losses this month.


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer
Certificate were
made in conformity with the Pooling and Servicing
Agreement.

The attached Servicing Certificate is true and correct in all material respects.












A Servicing Officer

Statement to Certificateholders (Page 1 of 2)

Distribution Date:                                      02/22/99

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER
$1000)

Class A Certificateholder Floating Allocation           95.2786%
Percentage
Class A Certificateholder Fixed Allocation              97.3182%
Percentage

Beginning Class A-1 Certificate Balance           389,041,677.14


Class A-1 Certificate Rate                             5.097500%

Class A-1 Certificate Interest Distributed              2.341501

Class A-1 Certificate Interest Shortfall                0.000000
Distributed

Remaining Unpaid Class A-1 Certificate Interest         0.000000
Shortfall


Rapid Amortization Event ?                                    No
Class A-1 Certificate Principal Distributed            19.498033

   Maximum Principal Distribution Amount               19.375954
   Scheduled Principal  Distribution Amount            18.985205
(SPDA)
   Accelerated Principal Distribution Amount            0.000000
   Aggregate Investor Liquidation Loss Amount           0.512828
Distributed

Total Amount Distributed to Certificateholders         21.326707

Principal Collections deposited into Funding                0.00
Account
Ending Funding Account Balance                              0.00

Ending Class A-1 Certificate Balance              373,903,930.65


Class A-1 Factor                                       0.4816035

Pool Factor (PF)                                       0.4816035

Unreimbursed Liquidation Loss Amount                          $0
Accrued Interest on Unreimbursed Liquidation Loss             $0
Amount
Accrued & Unpaid Interest on Unreimbursed                     $0
Liquidation Loss Amount

Class A Servicing Fee                                 327,519.23

Beginning Invested Amount                         393,023,081.14
Ending Invested Amount                            377,885,334.65
Beginning Pool Balance                            412,498,678.63
Ending Pool Balance                               397,338,031.25

Spread Account Draw Amount                                  0.00
Credit Enhancement Draw Amount                              0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                      02/22/99

DELINQUENCY & REO STATUS

   30 - 59 days (Del Stat 1)
     No. of Accounts                                       1,028
     Trust Balance                                 34,195,887.67

   60 - 89 days (Del Stat 2)
     No. of Accounts                                         289
     Trust Balance                                  9,365,160.34

   90+ (Del Stat 3+)
     No. of Accounts                                         517
     Trust Balance                                 16,924,529.84

   REO
     No. of Accounts                                          87
     Trust Balance                                  3,136,849.50

Aggregate Liquidation Loss Amount for Liquidated      348,649.39
Loans

Class A-1 Certificate Rate for Next Distribution   To be updated
Date


Amount of any Draws on the Policy                           0.00

Subsequent Mortgage Loans
     No. of Accounts                                        0.00
     Trust Balance                                          0.00
     Cumulative No. of Accounts                         4,332.00
     Cumulative Trust Balance                     135,722,113.20

Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred                     0
pursuant to 2.07
    Cumulative Number of Mortgage Loans                        0
Retransferred pursuant to 2.07
    Mortgage Loans Retransferred pursuant to 2.07           0.00
($)
    Cumulative Mortgage Loans Retransferred                 0.00
pursuant to 2.07 ($)